SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 26, 2004


                            Pocahontas Bancorp, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        0-23969                  71-0806097
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

1700 East Highland, Jonesboro, Arkansas                            72401
----------------------------------------                          ----------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: 870-802-1700



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 7.      Financial Statements, Pro Forma Financial Information, and Exhibits

        (c) The Index of Exhibits immediately precedes the attached exhibit.

Item 12.     Results of Operations and Financial Condition

        (a) On January 26, 2004, Pocahontas Bancorp, Inc. issued a press release regarding its financial condition and results of operation at and for the quarterly period ended December 31, 2003. The text of the press release and a related financial supplement is included as Exhibit 99 to this report. The information included in the press release text and the financial supplement is considered to be "furnished" under the Securities Exchange Act of 1934.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           POCAHONTAS BANCORP, INC.


DATE:  January 26, 2004           By:      /s/ Dwayne Powell
                                           -------------------------------------
                                           Dwayne Powell
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX

The following Exhibit is filed as part of this report:

         Exhibit 99        Press Release of Pocahontas Bancorp, Inc.